UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2006

MGP Ingredients, Inc.

(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Main Street
Box 130
Atchison, Kansas   66002

(Address of principal executive offices) (Zip Code)

(913) 367-1480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 31, 2006 the Human Resources and Compensation Committee approved guidelines for the Company’s executive incentive plan for fiscal 2007.  Under the plan, in which 17 officers will participate, the Committee determined that each officer would have an opportunity to receive a cash bonus equal to a percentage of base salary depending on position and the extent to which certain Company performance measures are met.   Bonuses payable to the Name Executive Officers would be as follows:

Participant	Threshold	Target	Maximum
Laidacker M. Seaberg	0%	50%	100%
Timothy W. Newkirk	0%	40%	80%
Randy M. Schrick	0%	35%	70%
Brian T. Cahill	0%	35%	70%
Sukh Bassi, Ph.D	0%	35%	70%
Michael J. Trautschold	0%	30%	60%

Bonuses payable to other officers would range from 0% at the threshold level to 30% at the target level to 60% at the maximum level, depending upon position and the extent to which certain Company performance measures are met. The performance measures are earnings per share,  ingredients cash flow and distillery pre-tax return on assets.  Each performance measure is independent of the others so that a partial bonus may be paid if one or more but not all goals are met. No bonus is payable with respect to a goal unless a threshold level of performance is met, and the Company must attain a minimum specified level of earnings per share in fiscal 2007 before any bonus will be paid.

Item 7.01  Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a  press  release  issued on August 31, 2006, by the Company relating to a dividend on the common stock declared by the Board of Directors.

Attached as Exhibit 99.2, and incorporated into this Item 7.01 by reference, is a press  release  issued on August 31, 2006, by the Company relating to distillery equipment upgrades approved on August 31, 2006 by the Board of Directors.

Item 9.01.              Exhibits.

(d)  Exhibits

99.1	Press Release relating to dividends dated August 31, 2006, furnished solely for the purpose of incorporation by reference into Item 7.01 and 9.01.

99.2	Press Release relating to distillery upgrades dated August 31, 2006, furnished solely for the purpose of incorporation by reference into Item 7.01 and 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: August 31, 2006	By:	/s/ Laidacker M. Seaberg
Laidacker M. Seaberg
President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release relating to dividends dated August 31, 2006, furnished solely for the purpose of incorporation by reference into Item 7.01 and 9.01.

99.2	Press Release relating to distillery upgrades dated August 31, 2006, furnished solely for the purpose of incorporation by reference into Item 7.01 and 9.01.